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Exhibit 10.19  Quaker City Bank Employee Stock Ownership Trust amended Loan and
               Security Agreement between CNA Trust, as trustee (the "Trustee") and Quaker City Bancorp, Inc. and amended related Promissory
               Note and Security Agreement Re Instruments or Negotiable Documents to be Deposited of the Trustee.


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


     For valuable consideration, receipt of which is hereby acknowledged, the undersigned QUAKER CITY BANK, a federally chartered savings association (hereinafter called "Lender"), and CALIFORNIA CENTRAL TRUST BANK, in its capacity as trustee of the QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN (the "ESOP"), dated December 17, 1993 (hereinafter called "Borrower") hereby amend that certain Quaker City Federal Savings and Loan Association Employee Stock Ownership Trust Loan and Security Agreement dated December 30, 1993, executed by Maker in favor of Holder.

                                    RECITALS

     WHEREAS, on or about December 30, 1993, Borrower executed a Promissory Note in favor of Lender in the face amount of Three Million One Hundred and Five Thousand Dollars, ($3,105,000.00), (the "Promissory Note"), calling for payments of principal and interest over ten (10) years, said Promissory Note bearing interest at the rate of 4 percent (4%) per annum; and

     WHEREAS, on or about December 30, 1993 Borrower executed a Loan and Security Agreement and pledged 414,000 shares of the issued and outstanding common stock of Quaker City Bank as security for its performance under the Promissory Note, (the "Pledge Agreement"); and

     WHEREAS, Quaker City Federal Savings and Loan Association has changed its name to Quaker City Bank; and

     WHEREAS, Borrower has requested additional time to repay the original Promissory Note and Lender has agreed to extend the repayment period of the Note, effective as of March 31, 2000, and the original Promissory Note has been amended to reflect such agreement.

     NOW THEREFORE the parties agree that the original Pledge Agreement is amended as follows:

          1.  A new sentence shall be added after the first sentence of Section
1.2 of the original Pledge Agreement to read as follows:

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     "Notwithstanding the foregoing, effective as of March 31, 2000, and for each quarter thereafter, the Note shall provide that the amount of each quarterly payment under the Note shall be 1/20th of the remaining principal amount of such Loan instead of 1/40th of the original principal amount of such Loan, and the final installment in the amount of all principal and interest not sooner paid shall be due on December 31, 2004, the final maturity hereof.

     Except as specifically modified herein all of the remaining terms and provisions of the original Loan and Security Agreement dated December 30, 1993 shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan and Security Agreement on the date and year first above written.


Dated: __12/08/2000__         Borrower:
:
                              CALIFORNIA CENTRAL TRUST BANK, in its capacity as trustee of the QUAKER CITY FEDERAL SAVINGS AND
                              LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN
                              (the "ESOP")

                              By:   __/s/ Susan Hughes_______
                              Its:  __Vice President_________




Dated: __12/04/2000__         Lender:

                              QUAKER CITY BANK,
                              a federally chartered savings association
                              By:  __/s/ Rick McGill___________
                              Its:   __President________________

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                  FIRST AMENDMENT TO PROMISSORY NOTE [Secured]


     For valuable consideration, receipt of which is hereby acknowledged, the undersigned QUAKER CITY BANK, a federally chartered savings association (hereinafter called "Holder"), and CALIFORNIA CENTRAL TRUST BANK, in its capacity as trustee of the QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN (the "ESOP"), dated December 17, 1993 (hereinafter called "Maker") hereby amend that certain Promissory Note dated December 30, 1993, executed by Maker in favor of Holder.

                                    RECITALS

     WHEREAS, on or about December 30, 1993, Maker executed a Promissory Note in favor of Holder in the face amount of Three Million One Hundred and Five Thousand Dollars, ($3,105,000.00), (the "Promissory Note"), calling for payments of principal and interest over ten (10) years, said Promissory Note bearing interest at the rate of 4 percent (4%) per annum; and

     WHEREAS, on or about December 30, 1993 Maker executed a Loan and Security Agreement (the "Pledge Agreement"); and

     WHEREAS, Quaker City Federal Savings and Loan Association has changed its name to Quaker City Bank; and

     WHEREAS, Maker has requested additional time to repay the original Promissory Note and Holder has agreed to extend the repayment period of the Note, effective as of March 31, 2000.

     NOW THEREFORE the parties agree that the original Promissory Note is amended as follows:

          1. A new sentence shall be added after the first sentence of the Note to read as follows:

     "Notwithstanding the foregoing, effective as of March 31, 2000, and for each quarter thereafter, the amount of each quarterly payment shall be 1/20th of the remaining principal amount of such Loan instead of 1/40th of the original principal amount of such Loan, and the final installment in the amount of all principal and interest not sooner paid shall be due on December 31, 2004, the final maturity hereof.

     Except as specifically modified herein all of the remaining terms and provisions of the original Promissory Note dated December 30, 1993 shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this First Amendment to Promissory Note on the date and year first above written.

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Dated: ___12/08/2000____      Maker:
                              CALIFORNIA CENTRAL TRUST BANK, in its capacity as trustee of the QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN (the "ESOP")

                              By:   __/s/_Susan Hughes_______
                              Its:  __Vice President______________




Dated: ___12/04/2000 ___      Holder:

                              QUAKER CITY BANK,
                              a federally chartered savings association
                              By:   /s/_Rick McGill  ___________
                              Its:  ____President_________________

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